UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2023
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Williams-Sonoma, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3250 Van Ness Avenue, San Francisco, California 94109
(Address of principal executive offices)
Registrant’s telephone number, including area code (415) 421-7900
N/A
(Former name or former address, if changed since last report)

__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $.01 per share	WSM	New York Stock Exchange, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As part of a broader review of its governance practices, on May 31, 2023, the Board of Directors of Williams-Sonoma, Inc. (the “Company”), acting upon the recommendation of the Nominations, Corporate Governance and Social Responsibility Committee of the Board, amended and restated the Company’s amended and restated bylaws (the “Bylaws”).

The Bylaws were updated to, among other things: (i) clarify the disclosure and procedural requirements for stockholder nominations of directors; (ii) make administrative changes related to the adoption of the universal proxy rules by the Securities and Exchange Commission; and (iii) make certain other minor clarifying and conforming changes.

The foregoing summary of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders
On May 31, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the following proposals were voted on by the Company’s stockholders:
Proposal 1:  Election of Board of Directors:

Name of Director	For	Against	Abstain	Broker Non-Vote
Laura Alber	56,283,497	150,441	77,511	4,053,582
Esi Eggleston Bracey	56,067,194	365,391	78,864	4,053,582
Scott Dahnke	56,062,002	370,774	78,673	4,053,582
Anne Finucane	56,289,954	143,674	77,821	4,053,582
Paula Pretlow	56,155,709	277,381	78,359	4,053,582
William Ready	44,080,753	12,351,416	79,280	4,053,582
Frits van Paasschen	56,025,178	406,736	79,535	4,053,582

All director nominees were duly elected.

Proposal 2:  Advisory vote to approve executive compensation:

For	Against	Abstain	Broker Non-Vote
55,275,999	1,143,296	92,154	4,053,582
Proposal 2 was approved, on a non-binding advisory basis.
Proposal 3: Advisory vote on the frequency of holding an advisory vote to approve executive compensation:

1 Year	2 Year	3 Year	Abstain	Broker Non-Vote
55,873,714	36,539	540,506	60,690	4,053,582

Based on the votes set forth above, the stockholders recommended holding an advisory vote on the overall compensation of the Company’s named executive officers every year. In accordance with the stockholders’ recommendation, the Company has determined that an advisory vote on the overall compensation of the named executive officers of the Company will be conducted every year, until the next stockholder advisory vote on the frequency of the advisory vote on the overall compensation of the named executive officers of the Company.

Proposal 4:  Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2024:

For	Against	Abstain
59,380,524	1,122,118	62,389
Proposal 4 was approved.

Item 9.01.	Financial Statements and Exhibits

(d)	List of Exhibits:

3.1	Amended and Restated Bylaws of Williams-Sonoma, Inc., effective May 31, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: June 5, 2023	By:	/s/ Jeffrey E. Howie
Jeffrey E. Howie
Chief Financial Officer

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